POLICY ACQUISITION COSTS	12 Months Ended
Dec. 31, 2011
POLICY ACQUISITION COSTS
POLICY ACQUISITION COSTS

3. POLICY ACQUISITION COSTS

Policy acquisition costs deferred and amortized to income for the years ended December 31 are summarized as follows:

(in thousands)	2011	2010	2009
Deferred policy acquisition costs (DAC), beginning of year	$40,242	$40,510	$45,325
VOBA*, CBIC - Acquisition date	10,822	—	—
Deferred:
Direct commissions	$116,206	$101,523	$100,727
Premium taxes	8,725	6,809	6,596
Ceding commissions	(24,721)	(24,472)	(26,156)
Net deferred	$100,210	$83,860	$81,167
Amortized	99,169	84,128	85,982
DAC/VOBA*, end of year	$52,105	$40,242	$40,510
Policy acquisition costs:
Amortized to expense — DAC	$91,499	$84,128	$85,982
Amortized to expense — VOBA	7,670	—	—
Period costs:
Ceding commission — contingent	(2,207)	(2,203)	(1,998)
Other underwriting expenses	80,022	67,030	69,496
Other	6,884	7,939	10,715
Total policy acquisition costs	$183,868	$156,894	$164,195

*Includes asset for value of business acquired (VOBA) in CBIC acquisition

As previously discussed in note 1C, accounting guidance for deferred acquisition costs incurred by insurance entities changed in 2012 under ASU 2010-26, Financial Services — Insurance (Topic 944) Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.

We adopted this new standard on a retrospective basis as of January 1, 2012. The new guidance has no impact on our net cash flows, and should have minimal prospective impact on expenses or earnings before income taxes. Our adoption of the new standard, however, resulted in a reduction of our deferred policy acquisition costs asset, an adjustment to deferred income taxes liability and a decrease to our consolidated shareholders’ equity. At adoption, the adjustment to our consolidated shareholders’ equity was a decrease of $26.2 million, net of tax. This adjustment resulted in a reduction in book value of $1.24 per share, based on the number of shares outstanding at January 1, 2012.